UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22749

RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND

(Exact name of registrant as specified in charter)

717 Fifth Avenue, 14th Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

(212) 506-3899

(Registrant’s telephone number, including area code)

The Corporation Trust Company

Corporation Trust Center, 1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Date of fiscal year end: September 30

Date of reporting period: October 1, 2018 - December 31, 2018

Item 1. Schedule of Investments.

Resource Real Estate Diversified Income Fund

PORTFOLIO OF INVESTMENTS

December 31, 2018 (Unaudited)

	Interest /Dividend Rate	Maturity	Principal	Value
BONDS & NOTES (0.81%)

COMMERCIAL MORTGAGE-BACKED SECURITIES (0.81%)
Hypo Real Estate Bank International AG, Class A2(a)(b)(c)	3M GBP L + 0.22%	03/20/2022	$2,200,000	$1,261,855
Morgan Stanley Capital I Trust, Class B(b)(c)	5.538%	02/12/2044	968,848	967,507
				2,229,362
TOTAL BONDS & NOTES
(Cost $2,494,746)				2,229,362

		Shares	Value
EXCHANGE TRADED FUNDS (2.18%)
iShares U.S. Real Estate ETF		80,000	5,995,200

TOTAL EXCHANGE TRADED FUNDS
(Cost $5,773,360)			5,995,200

PREFERRED STOCKS (10.44%)

REAL ESTATE INVESTMENT TRUSTS (10.44%)
ARMOUR Residential REIT, Inc., Series B(d)	7.875%	107,127	2,574,262
City Office REIT, Inc., Series A(d)	6.625%	33,300	750,915
Colony Capital, Inc., Series E(d)	8.750%	75,921	1,756,812
Colony Capital, Inc., Series I(d)	7.150%	162,500	2,998,125
Dynex Capital, Inc., Series B(d)	7.625%	200,000	4,586,000
Global Medical REIT, Inc., Series A(d)	7.500%	98,278	2,405,845
Hunt Companies Finance Trust, Inc.(b)(d)	3M USD L + 7.15%	86,264	2,154,961
Innovative Industrial Properties, Inc., Series A(d)	9.000%	95,000	2,660,000
New York Mortgage Trust, Inc., Series C(d)	7.875%	60,004	1,332,089
Pebblebrook Hotel Trust(d)	6.300%	56,994	1,343,349
Sotherly Hotels, Inc., Series B(d)	8.000%	120,000	2,971,200
Two Harbors Investment Corp., Series A(b)(d)	8.125%	120,000	3,138,000

TOTAL PREFERRED STOCKS
(Cost $28,464,312)			28,671,558

REAL ESTATE INVESTMENT TRUSTS - COMMON EQUITY (103.33%)
PUBLIC NON-TRADED REAL ESTATE INVESTMENT TRUSTS (1.00%)
Cole Credit Property Trust IV, Inc.(a)(c)		2,737	25,649
InvenTrust Properties Corp.(a)(c)		446,837	1,403,070
NorthStar Healthcare Income, Inc.(a)(c)		168,566	1,177,988
Phillips Edison Grocery Center REIT I, Inc.(a)(c)		11,518	127,275
			2,733,982
PRIVATE REAL ESTATE INVESTMENT TRUSTS & PRIVATE INVESTMENT FUNDS (64.27%)
Acres Capital Debt Opportunity Fund, LP(a)(c)		5,999,427	6,001,827
Ares US Real Estate Fund IX, LP(a)(c)		2,705,369	2,705,369
Bain Capital Real Estate I-B, LP(a)(c)		100,000	93,950

	Shares	Value
PRIVATE REAL ESTATE INVESTMENT TRUSTS & PRIVATE INVESTMENT FUNDS (continued)
Broadstone Net Lease, Inc.(a)(c)	165,897	$14,267,121
Brookfield Real Estate Finance V(a)(c)	9,938,995	8,316,951
Clarion Lion Industrial Trust(a)(c)	7,203	13,712,414
Clarion Lion Properties Fund, LP(a)(c)	8,965	13,471,439
Clarion Partners Debt Investment Fund, LP(a)(c)	11,121,865	6,267,171
Clarion Ventures 4, LP(a)(c)	12,526,113	12,367,031
Cottonwood Residential, Inc.(a)(c)	67,940	1,298,342
GRE U.S. Property Fund, LP(a)(c)	12,550,910	13,045,956
Harrison Street Core Property Fund Private Reit(a)(c)	8,309	11,382,182
Heitman Core Real Estate Debt Income Trust, LP(a)(c)	24,624	25,278,118
Metlife Commercial Mortgage Income Fund, LP(a)(c)	9,801	10,046,713
Och-Ziff Real Estate Credit Fund, LP(a)(c)	3,921,167	3,199,672
PGIM Real Estate US Debt Fund(a)(c)	23,277	25,064,337
Truman 2016 SC5, LLC(a)(c)	2,098,066	1,422,069
UBS Trumbull Property Fund(a)(c)	758	8,524,147
		176,464,809
TRADED REAL ESTATE INVESTMENT TRUSTS (38.06%)
Apollo Commercial Real Estate Finance, Inc.(d)	353,615	5,891,226
Ares Commercial Real Estate Corp.(d)	235,775	3,074,506
Blackstone Mortgage Trust, Inc., Class A(d)	225,000	7,168,500
Brixmor Property Group, Inc.(d)	300,000	4,407,000
City Office REIT, Inc.(d)	347,834	3,565,298
Condor Hospitality Trust, Inc.(d)	300,313	2,069,157
EPR Properties(d)	70,000	4,482,100
Granite Point Mortgage Trust, Inc.(d)	335,884	6,055,988
Great Ajax Corp.(d)	278,944	3,361,275
HCP, Inc.(d)	85,000	2,374,050
Independence Realty Trust, Inc.(d)	335,032	3,075,594
Kilroy Realty Corp.(d)	40,000	2,515,200
KKR Real Estate Finance Trust, Inc.(d)	310,000	5,936,500
Ladder Capital Corp., Class A(d)	400,000	6,188,000
MedEquities Realty Trust, Inc.(d)	215,000	1,470,600
Medical Properties Trust, Inc.(d)	250,000	4,020,000
National Storage Affiliates Trust(d)	21,376	565,609
New Residential Investment Corp.(d)	378,700	5,381,327
Park Hotels & Resorts, Inc.(d)	113,354	2,944,937
Prologis, Inc.(d)	100,000	5,872,000
Spirit MTA REIT(d)	72,457	516,618
Spirit Realty Capital, Inc.(d)	110,023	3,878,311
STAG Industrial, Inc.(d)	162,260	4,037,029
TPG RE Finance Trust, Inc.(d)	310,000	5,666,800
Ventas, Inc.(d)	45,000	2,636,550
Welltower, Inc.(d)	40,000	2,776,400

	Shares	Value
TRADED REAL ESTATE INVESTMENT TRUSTS (continued)
WP Carey, Inc.(d)	70,000	$4,573,800
		104,504,375
TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON EQUITY
(Cost $274,643,014)		283,703,166

	Shares	Value
SHORT TERM INVESTMENTS (0.97%)
Dreyfus Treasury Cash Management, Institutional Class, 2.28%(e)	2,656,778	2,656,778

TOTAL SHORT TERM INVESTMENTS
(Cost $2,656,778)		2,656,778

INVESTMENTS, AT VALUE (117.73%)
(Cost $314,032,210)		$323,256,064

LINE OF CREDIT (-18.26%)		(50,128,140)

Other Assets In Excess Of Liabilities (0.53%)		1,442,492

NET ASSETS (100.00%)		$274,570,416

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

3M GBP L - 3 Month POUND LIBOR as of December 31, 2018 was 0.91%.

3M USD L - 3 Month USD LIBOR as of December 31, 2018 was 2.81%

(a)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $180,460,646, representing 65.73% of net assets.
(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(c)	Illiquid security. See chart below.
(d)	All or a portion of each of these securities may be segregated as collateral for written options and the Fund's line of credit. The aggregate market value of those securities was $130,744,117.
(e)	Money market fund; interest rate reflects seven-day effective yield on December 31, 2018.

Securities determined to be illiquid under the procedures approved by the Fund's Board of Trustees are as follows.

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
8/16/18 - 12/27/18	Acres Capital Debt Opportunity Fund, LP	$6,000,000	$6,001,827	2.19%
12/14/18	Ares US Real Estate Fund IX, LP	2,705,369	2,705,369	0.98%
11/14/18	Bain Capital Real Estate I-B, LP	93,658	93,950	0.03%
10/31/16-05/31/17	Broadstone Net Lease, Inc.	12,364,078	14,267,121	5.20%
06/26/17-12/04/18	Brookfield Real Estate Finance V	8,349,363	8,316,951	3.03%
01/01/14-04/03/17	Clarion Lion Industrial Trust	10,300,000	13,712,414	4.99%
01/01/14-01/04/16	Clarion Lion Properties Fund, LP	10,879,784	13,471,439	4.91%
02/14/17-11/01/18	Clarion Partners Debt Investment Fund, LP	6,294,234	6,267,171	2.28%
07/01/16-12/14/18	Clarion Ventures 4, LP	11,349,886	12,367,031	4.50%
05/22/13	Cole Credit Property Trust IV, Inc.	20,857	25,649	0.01%
02/24/14-07/21/14	Cottonwood Residential, Inc.	582,009	1,298,342	0.47%
09/01/16-06/30/17	GRE U.S. Property Fund, LP	12,618,892	13,045,956	4.75%
01/03/18	Harrison Street Core Property Fund Private Reit	11,087,291	11,382,182	4.15%
07/27/17-11/13/17	Heitman Core Real Estate Debt Income Trust, LP	25,000,000	25,278,118	9.21%
10/30/15	Hypo Real Estate Bank International AG, Class A2	1,535,459	1,261,855	0.46%
02/06/15	InvenTrust Properties Corp.	1,341,329	1,403,070	0.51%
01/02/18-04/02/18	Metlife Commercial Mortgage Income Fund, LP	10,000,000	10,046,713	3.66%
03/04/14-12/15/15	Morgan Stanley Capital I Trust, Class B	959,287	967,507	0.35%
11/27/13-03/12/15	NorthStar Healthcare Income, Inc.	1,217,028	1,177,988	0.43%
06/28/17-12/17/18	Och-Ziff Real Estate Credit Fund, LP	3,355,739	3,199,672	1.17%
07/31/17-03/29/18	PGIM Real Estate US Debt Fund	25,000,000	25,064,337	9.13%
08/07/13-11/25/13	Phillips Edison Grocery Center REIT I, Inc.	79,729	127,275	0.05%
06/24/16-12/21/17	Truman 2016 SC5, LLC	1,024,928	1,422,069	0.52%
01/04/16-10/01/18	UBS Trumbull Property Fund	8,200,000	8,524,147	3.10%
	Total	$170,358,920	$181,428,153	66.08%

Additional information on investments in private real estate investment trusts:

Value	Security	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of December 31, 2018
$6,001,827	Acres Capital Debt Opportunity Fund, LP	N/A	N/A	$–
2,705,369	Ares US Real Estate Fund IX, LP	N/A	N/A	9,794,631
93,950	Bain Capital Real Estate I-B, LP	N/A	N/A	9,906,342
14,267,121	Broadstone Net Lease, Inc.	Quarterly	10	–
8,316,951	Brookfield Real Estate Finance V	N/A	N/A	16,542,559
13,712,414	Clarion Lion Industrial Trust	Quarterly	90	–
13,471,439	Clarion Lion Properties Fund, LP	Quarterly	90	–
6,267,171	Clarion Partners Debt Investment Fund, LP	N/A	N/A	5,252,391
12,367,031	Clarion Ventures 4, LP	N/A	N/A	1,660,211
1,298,342	Cottonwood Residential, Inc.	Daily	60	–
13,045,956	GRE U.S. Property Fund, LP	Quarterly	90	–
11,382,182	Harrison Street Core Property Fund Private Reit	Quarterly	45	–
25,278,118	Heitman Core Real Estate Debt Income Trust, LP(a)	Quarterly	90	–
10,046,713	Metlife Commercial Mortgage Income Fund, LP	Quarterly	90	4,000,000
3,199,672	Och-Ziff Real Estate Credit Fund, LP	N/A	N/A	17,421,841
25,064,337	PGIM Real Estate US Debt Fund(b)	Quarterly	90	–
1,422,069	Truman 2016 SC5, LLC	N/A	N/A	–
8,524,147	UBS Trumbull Property Fund	Quarterly	60	–

(a)	Redemptions are subject to a three-year holding period from the date of the underlying fund's initial close on July 27, 2017.
(b)	Redemptions are subject to a two-year holding period from the date of the underlying fund's initial close on July 21, 2017.

See Notes to Quarterly Portfolio of Investments.

Resource Real Estate Diversified Income Fund

NOTES TO PORTFOLIO OF INVESTMENTS (Unaudited)

December 31, 2018

1. ORGANIZATION

Resource Real Estate Diversified Income Fund (the "Fund") was organized as a Delaware statutory trust on August 1, 2012 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund's investment adviser is Resource Real Estate, LLC (the "Adviser"). The Fund's investment objectives are to produce current income and to achieve appreciation with low to moderate volatility and low to moderate correlation to the broader equity markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related industry securities, primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class W, Class I and Class L shares. Class U, Class T and Class D shares are no longer being offered. Class A shares commenced operations on March 12, 2013, Class C and Class I shares commenced operations on August 1, 2014, Class W shares commenced operations on November 24, 2014, Class T and Class D shares commenced operations on February 13, 2015 and Class L shares commenced operations on July 10, 2017. Class C, Class W and Class I shares are, and in the case of Class D shares were, offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Class U shares were offered at net asset value plus a maximum sales charge of 6.50% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Class T shares were offered at net asset value plus a maximum sales charge of 1.50% and may also be subject to a 1.00% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date. Class C shares are subject to a 1.00% early withdrawal charge. Class L shares are offered at net asset value plus a maximum sales charge of 4.75%. Each class of shares represents an interest in the same assets of the Fund and classes of shares are identical except for differences in their sales charge structures and ongoing service and distribution charges and early withdrawal fees. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 “Financial Services – Investment Companies”, including FASB Accounting Standard Update (“ASU”) 2013-08. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the last bid price. Futures are valued based on their daily settlement value. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Fund’s Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

Valuation of Private REITs – The Fund invests a portion of its assets in Private Real Estate Investment Trusts (“Private REITs”). Private REITs report their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820, the Fund has elected to apply the practical expedient and to value its investments in Private REITs at their respective NAVs at each quarter-end. For non-calendar quarter days, the Valuation Committee estimates the fair value of each Private REIT by adjusting the most recent NAV for each Private REIT, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the entire Private REIT market.

Valuation of Public Non-Traded REITs – The Fund invests a portion of its assets in Public Non-Traded Real Estate Investment Trusts (“Public Non-Traded REITs”). Public Non-Traded REITs do not timely report periodic NAVs and therefore cannot be valued using the practical expedient. The Valuation Committee determines the fair value of Public Non-Traded REITs by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, discounted cash flows and potential illiquidity discounts.

Valuation of Private Investment Funds – The Fund invests a portion of its assets in Private Investment Funds. Private Investment Funds measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820, the Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective NAVs at each quarter-end. For non-calendar quarter days, the Valuation Committee determines the fair value of each Private Investment Fund by adjusting the most recent NAV for each Private Investment Fund, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the market.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.  The valuation techniques used by the Fund to measure fair value during the period ended December 31, 2018 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair values according to the inputs used in valuing the Fund's investments as of December 31, 2018:

Resource Real Estate Diversified Income Fund

Investments in Securities at Value	Level 1	Level 2	Level 3	Other	Total
Bonds & Notes(a)
Commercial Mortgage-Backed Securities	–	967,507	1,261,855	$–	2,229,362
Exchange Traded Funds	5,995,200	–	–	–	5,995,200
Preferred Stocks(a)	28,671,558	–	–	–	28,671,558
Real Estate Investment Trusts - Common Equity(a)
Public Non-Traded Real Estate Investment Trusts	–	–	2,733,982	–	2,733,982
Private Real Estate Investment Trusts & Private Investment Funds (Measured at net asset value)(b)	–	–	–	176,464,809	176,464,809
Traded Real Estate Investment Trusts	104,504,375	–	–	–	104,504,375
Short Term Investments	2,656,778	–	–	–	2,656,778
TOTAL	$141,827,911	$967,507	$3,995,837	$176,464,809	$323,256,064

(a)	For detailed descriptions, see the accompanying Portfolio of Investments.
(b)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy, but are listed in the above chart in the “Other” column. .

There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2018. It is the Fund's policy to recognize transfers between levels at the end of the reporting period.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used when determining fair value:

Asset Type	Balance as of September 30, 2018	Accrued Discount/prem ium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Deperciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of December 31, 2018	Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2018
Commercial Mortgage Backed
Securities	$1,290,367	$–	$–	$–	$(28,512)	$–	$–	$–	$–	$1,261,855	$(28,512)
Public Non-Traded Real Estate
Investment Trusts	2,992,370	–	–	(122)	(254,872)	–	(3,394)	–	–	2,733,982	(254,873)
	$4,282,737	$–	$–	$(122)	$(283,384)	$–	$(3,394)	$–	$–	$3,995,837	$(283,385)

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined, and gains and losses are based upon, the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective security.

Industry Concentration – As of December 31, 2018, the Fund had 117% of the value of its net assets invested within the real estate industry. Any development affecting that industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that industry. This may increase the risk of loss in the Fund and increase the volatility of the Fund's NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact this industry, and therefore the value of the Fund's portfolio will be adversely affected.

3. DERIVATIVE TRANSACTIONS

Derivative Instruments and Hedging Activities – The following discloses the Fund's use of derivative instruments and hedging activities.

The Fund’s investment objectives permit the Fund to enter into various types of derivative contracts, such as options. In doing so, the Adviser may employ strategies in differing combinations to permit the Fund to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors – In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives: The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Contracts – The Fund may enter into options transactions for hedging purposes and for non-hedging purposes, such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the U.S. Commodity Futures Trading Commission and foreign exchanges. A written call option obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A written put option obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

Item 2.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:	February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:	February 28, 2019

By:	/s/ Steven R. Saltzman
Steven R. Saltzman
Treasurer (Principal Financial Officer)

Date:	February 28, 2019